                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: June 11, 2003
(Date of earliest event reported)

Commission File No. 333-101500


                    Banc of America Mortgage Securities, Inc.
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        Delaware                                         36-4514369
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

    201 North Tryon Street, Charlotte, North Carolina              28255
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Address of principal executive offices                           (Zip Code)


                                 (704) 387-8239
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.   Other Events

          Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

ITEM 7.   Financial Statements and Exhibits

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------
       (99)                                 Collateral Term Sheets
                                            prepared by Banc of America
                                            Securities LLC in connection
                                            with Banc of America Alternative
                                            Loan Trust 2003-5 Mortgage Pass-
                                            Through Certificates, Series 2003-5

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   BANC OF AMERICA MORTGAGE
                                                   SECURITIES, INC.


June 11, 2003

                                                   By:  /s/ Judy Lowman
                                                       ----------------------
                                                       Judy Lowman
                                                       Vice President

                                INDEX TO EXHIBITS

                                                              Paper (P) or
Exhibit No.       Description                                 Electronic (E)
-----------       -----------                                 --------------

 (99)             Collateral Terms Sheets                     E
                  prepared by Banc of America
                  Securities LLC in connection
                  with Banc of America Alternative
                  Loan Trust 2003-5 Mortgage Pass-
                  Through Certificates, Series 2003-5